Exhibit 10.01

Confidential Treatment Requested

THIRD AMENDMENT TO OEM AGREEMENT

This Third Amendment to OEM Agreement (“Amendment”) is entered as of May 22nd, 2014 (the “Amendment Effective Date”) by and between Imperva, Inc. and Imperva, Ltd. (together, “Imperva”), and American Portwell Technology Inc. (“Seller”). For purposes of adding additional Integrated Products to the OEM Agreement between Imperva and Seller, dated as of September 9, 2009, as amended by the First Amendment to OEM Agreement, dated as of June 14, 2012 and by the Second Amendment to OEM Agreement, dated as of January 23, 2013, the parties agree to amend the Agreement as follows:

1.	Specifications. The following Integrated Products and Specifications are hereby added to Annex 1 of Exhibit A to the Agreement:

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]	[*]
[*]		[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]	[*]
[*]		[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]
[*]		[*]	[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]	[*]
[*]		[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]	[*]
[*]		[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

[*]

Quantity		Part Number	Description / Comments
Platform
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]		[*]
[*]	[*]	[*]	[*]
Major Components
[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]	[*]
Accessories
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]
[*]		[*]	[*]
[*]		[*]
Mounting Kit
[*]		[*]	[*]
Software Installation and Testing
[*]		[*]
[*]		[*]	[*]
Packaging
[*]		[*]	[*]
[*]		[*]	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

2.	Appliance Pricing. The following table of Appliance Pricing is hereby added to the section entitled “Pricing” set forth in Exhibit A to the Agreement:

Appliance	Parts	Price (USD)
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	Total	[*]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

3.	Add On Pricing. The following include a [*] markup on top of the purchase price.

Part number	Description	Price (USD)
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

4.	General Pricing. [*]

5.	Imperva Owned Hard Drive RMA Pool. In order to support the overhead of Hard Drives RMA process, Imperva will hold a buffer stock of Hard Drives (“Imperva owned HDD RMA Pool”) that will be used for replacement in case of Hard Drive RMAs and DOAs. The Seller will use these Hard Drives as replacement for RMAs and DOAs on Imperva’s appliances and will provide back and forth shipping as stipulated in the Agreement. The parties agree that the size of Imperva Owned Hard Drive RMA Pool will be adjusted periodically to hold [*], as derived from Purchase Orders issued by Imperva, for every Hard Drive model and Revision. The amount of Hard Drives in the Imperva Owned Hard Drive RMA Pool will appear on the daily inventory reports that are sent to Imperva. At the beginning of each month, the Seller will provide Imperva with a list of Hard Drives that were pulled from the Imperva Owned Hard Drive RMA Pool and which RMA they were used for, in addition, the Seller will provide Imperva with a list of the Hard Drives that were replenished to the Imperva Owned Hard Drive RMA Pool.

6.	End of Life. The following table is hereby added to the section entitled “EOL” set forth in Exhibit A to the Agreement:

End Of Life shall not occur earlier than the following dates:

Appliance	EOL earliest date
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

7.	Integration. The Agreement, the exhibits thereto and this Amendment constitute the entire agreement among the parties with respect to the subject matter thereof and hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter thereof and hereof. Except as expressly modified by this Amendment, all terms of the Agreement shall remain unmodified and in full force and effect. In any case of any conflict between any term and/or condition of this Amendment and any term and/or condition of the Agreement, the terms and/or conditions of this Amendment shall prevail, precede, govern and supersede such conflicting terms and/or conditions. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

8.	Governing Law; Jurisdiction. This Amendment will be governed and construed by the law designated for the interpretation and construction of the provisions of the Agreement and disputes shall be resolved in accordance with the dispute resolution provisions of the Agreement.

[Signature Page Follows]

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Imperva, Inc.		American Portwell Technology, Inc.

By:	/s/ Terry Schmid	By:	/s/ Allen Lee

Name:	Terry Schmid	Name:	Allen Lee

Title:	CFO	Title:	President & CEO

Date:	6/16/2014	Date:	6/13/2014

Imperva, Ltd.

By:	/s/ Amichai Shulman

Name:	Amichai Shulman

Title:	CTO

Date:	6/24/14

*	Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.